Exhibit 32.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual Report on Form 10-K of ADM Endeavors, Inc. for the fiscal year ending December 31, 2014, I, Ardell Mees, Chief Executive Officer, Chief Financial Officer, Treasurer and Director of ADM ENDEAVORS INC., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.          Such Annual Report on Form 10-K for the fiscal year ending December 31, 2014, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.          The information contained in such Annual Report on Form 10-K for the fiscal year ending December 31, 2014, fairly presents, in all material respects, the financial condition and results of operations of ADM Endeavors, Inc.

Date: March 31, 2015.
By /s/ Ardell Mees
    Ardell Mees, Chief Executive Officer, Chief Financial Officer, Treasurer and Director

Date: March 31, 2015.

By /s/ Tammera Mees
    Tammera Mees, Secretary, Principal Accounting Officer and Director